UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 13, 2005

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

On December 13, 2005, Premier issued a press release announcing that the Federal Deposit Insurance Corporation (FDIC) and the Kentucky Office of Financial Institutions (KOFI) issued an order terminating their December 23, 2003 Cease and Desist Order against the Company’s subsidiary, Farmers Deposit Bank.

Item 9.01. Financial Statements and Exhibits

(c) Exhibit 99.1 - Press Release dated December 13, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

Date: December 13, 2005	/s/ Brien M. Chase
Brien M. Chase, Vice President and Chief Financial Officer

PREMIER FINANCIAL BANCORP, INC,

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated December 13, 2005, captioned “Premier Financial Bancorp, Inc. Announces Termination of FDIC Cease and Desist Order Issued to Farmers Deposit Bank.”